EXHIBIT 23.1

Beckstead and Watts, LLP

Certified Public Accountants

2425 W. Horizon Ridge Parkway

Henderson, NV 89052

702.257.1984

702.362.0540 fax

Securities and Exchange Commission

Washington, DC 20549

Ladies and Gentlemen:

We have issued our report dated March 29, 2004, accompanying the financial statements of CareDecision Corporation on Form SB-2/A for the years ended December 31, 2003 and 2002, and we have reviewed the CareDecision Corporation financial statements through the interim period ended September 30, 2004.  We hereby consent to the incorporation by reference of said reports on the Registration Statement of CareDecision Corporation on Form SB-2/A to be filed with the US Securities and Exchange Commission.

Signed,

/s/ Beckstead and Watts, LLP

February 11, 2005